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                                                                    Exhibit 10.3


                             COLLABORATION AGREEMENT


This Agreement is entered into as of June 4, 2001, by and between:

         SEATTLE GENETICS, INC., a Delaware corporation, having its principal place of business at 22215 26th Avenue S.E., Suite 3000, Bothell, Washington 98021

         (hereinafter referred to as "SGI")

AND:

         EOS BIOTECHNOLOGY, INC., a Delaware corporation, having its principal place of business at 225A Gateway Blvd, S. San Francisco, California 94080

         (hereinafter referred to as "EOS").

                                   WITNESSETH

         WHEREAS, SGI owns or controls intellectual property rights relating to certain drug conjugation and linker technology;

         WHEREAS, EOS is currently conducting research and development programs aimed at the discovery of antigens and the development of antibodies targeting those antigens;

         WHEREAS, EOS wishes to acquire from SGI exclusive options to worldwide exclusive licenses under SGI's patent rights and know-how related to SGI's drug conjugation and linker technology;

         WHEREAS, SGI is willing to grant to EOS such exclusive options in order to allow EOS to evaluate SGI's drug conjugation and linker technology for use with certain of EOS's proprietary antigens and antibodies, and

         WHEREAS, SGI is willing to grant to EOS such exclusive licenses, subject to the terms of and conditioned upon this Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants and obligations set forth herein, the Parties hereto, intending to be legally bound, agree as follows:

ARTICLE I - DEFINITIONS AND INTERPRETATION

         1.1. DEFINITIONS: For the purposes of this Agreement the following words and phrases shall have the following meanings:


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                  "ADC" means any Antibody or Control Antibody that incorporates or uses Drug Conjugation Technology.

                  "AFFILIATE" means, with respect to a Party, any person, corporation or business entity that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, a Party. For the purpose of this definition, control of a corporation or of another business entity shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or the policies of the entity, whether through the ownership of voting securities, by agreement or otherwise; PROVIDED, HOWEVER, that the direct or indirect beneficial ownership of less than [***] percent ([***]) of the voting interests in, or less than a [***] percent ([***]) interest in the equity of, such corporation or other business entity shall not alone constitute control of such corporation or other business entity.

                  "AGREEMENT" means this agreement, all amendments and supplements to this Agreement and all schedules to this Agreement, including the following:

                           SCHEDULE A    -    Drug Conjugation Technology Field;
                           SCHEDULE B    -    Licensed Patents;
                           SCHEDULE C    -    Research Antigens;
                           SCHEDULE D    -    ADC Preparation Terms; and
                           SCHEDULE E    -    SGI In-Licenses

                  "ANTIBODY" or "ANTIBODIES" means any monoclonal antibody [***], or fragment thereof, with a unique amino acid sequence that binds to a Research Antigen or Exclusive Antigen. By way of clarification, Antibodies with different amino acid sequences shall be deemed to be different Antibodies, irrespective of whether they bind to the same Research Antigen or Exclusive Antigen.

                  "ANTIGEN" means any protein (including any glyco- or lipo-protein), carbohydrate, compound or other composition, and any fragment, peptide or epitope thereof, to which an antibody binds.

                  "CALENDAR QUARTER" means any of the three-month periods beginning January 1, April 1, July 1 and October 1 in any year.

                  "CONFIDENTIAL INFORMATION" has the meaning ascribed to it in
Section 10.1. of this Agreement.

                  "CONTROL ANTIBODY" shall have the meaning set forth in Section 3.5.

                  "COST OF GOODS" shall mean with respect to Drug Conjugate Materials manufactured and supplied to EOS (i) if by Third-Parties, [***] in such manufacture and supply of Drug Conjugate Materials; and (ii) if by SGI or its Affiliates, [***] Percent ([***]%) of the consolidated fully burdened cost of providing such goods or services which shall be limited to the following factors: [***]


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WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO
THE OMITTED PORTIONS.


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[***] costs and expenses other than those remitted by EOS in accordance to the terms and conditions of this Agreement (including royalties, license fees, milestone payments and other payment obligations) paid to Third-Parties with respect to providing such goods and services.

                  "DRUG CONJUGATE MATERIALS" means research grade small molecular weight cytotoxic drugs, including [***], and linkers for attaching drugs to proteins, specifically monoclonal antibodies and fragments thereof.

                  "DRUG CONJUGATION TECHNOLOGY" means drug conjugation chemistry owned or controlled by SGI, including [***] and linker technology for attaching drugs to Antibodies that is the subject matter of the Licensed Patents and SGI Know-How.

                  "EFFECTIVE DATE" means the date of this Agreement.

                  "EOS PATENTS" shall have the meaning set forth in Section 11.2.2.

                  "EVENTS OF FORCE MAJEURE" shall have the meaning set forth in
Article 17.

                  "EXCLUSIVE ANTIGEN" shall have the meaning set forth in
Section 4.2.1.

                  "EXCLUSIVE LICENSE" has the meaning ascribed to it in Section
4.2.1 of this Agreement.

                  "FIELD" means any and all [***] applications for human [***] use, unless mutually agreed to by the Parties and set forth in SCHEDULE A.

                  "FIRST COMMERCIAL SALE" means, in each country of the Territory, the first commercial sale, where sale means when delivered, billed out, or invoiced, whichever comes first, of a Product by EOS, its Affiliates or Sublicensees to a Third-Party (other than a Sublicensee) following Regulatory Approval in the country in which the sale is to be made.

                  "IMPROVEMENTS" means all patentable or non-patentable inventions, discoveries, technology and information of any type whatsoever, including compositions, chemical compounds, biological materials, methods, processes, technical information, knowledge, experience and know-how which (i) utilize, incorporate, derive from, are based on or relate to the [***], (ii) add to the knowledge of the [***], or (iii) help mastering or enhancing [***] or using the [***] in combination with [***].

                  "INITIAL RESEARCH PROGRAM FEE" has the meaning ascribed to it in Section 3.4(a) hereof.


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WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO
THE OMITTED PORTIONS.


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                  "INITIATION" means, with respect to a human clinical trial, the treatment of the first patient with a Product pursuant to a clinical protocol of the specified clinical trial.

                  "LICENSED PATENTS" means:

                           (i)      any existing patents and patent applications
listed in SCHEDULE B to this Agreement;

                           (ii)     any patents and patent applications covering
[***], and covering [***] to the extent included in this Agreement pursuant to [***];

                           (iii)    any future patents issued from any patent
applications referred to above and any future patents issued from a patent application filed in any country in the Territory which corresponds to a patent or patent application identified above; and

                           (iv)     any reissues, confirmations, renewals,
extensions, counterparts, divisions or continuations issued, assigned or licensed to SGI of or relating to the patents or patent applications identified above.

                  "NET SALES" means the gross amount received by EOS, its Affiliates and Sublicensees from the sale or other disposition of Products to Third-Parties (other than Sublicensees), less the sum of the following deductions for amounts actually incurred related to said sale or other disposition:

                  (i) normal, customary trade discounts (including volume discounts), credits and allowances and adjustments for rejections, recalls and returns;

                  (ii) cost of freight and insurance, sales, use, excise, value added and similar taxes, surcharges, duties and other governmental charges (other than income tax) imposed on the sale and included in the gross amount charged to customers;

                  (iii) normal, customary wholesaler chargebacks and rebates (including rebates to government agencies and government mandates and managed healthcare negotiated rebates); and

                  (iv) retroactive price reductions; provided that no deduction for retroactive price reductions shall be taken for the sale or disposition of Products incorporating technology sublicensed under the [***].

                  "NEW TECHNOLOGIES" has the meaning ascribed in Section 4.3 hereof.

                  "OPTION" means, with respect to each Research Antigen, the exclusive option granted by SGI to EOS pursuant to the provisions of Section 4.1 hereof to obtain an Exclusive License under Section 4.2 hereof.

                  "OPTION EXERCISE FEE" has the meaning ascribed to it in
Section 4.1.2 hereof.

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WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO
THE OMITTED PORTIONS.


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                  "OPTION PERIOD" means, with respect to each Research Antigen, the period commencing as of (i) the date that SGI delivers to EOS [***], or (ii) the date that EOS informs SGI of [***], and continuing for a period of two (2) years unless terminated earlier pursuant to the provisions of Article 15 herein.

                  "PARTIES" means EOS and SGI, and "Party" means any one of them.

                  "PHASE I CLINICAL TRIAL" means a clinical study in subjects to evaluate the pharmacokinetic and pharmacodynamic properties, maximum tolerated dose, dosing interval, and absorption, distribution, metabolism and excretion of a candidate drug.

                  "PHASE II CLINICAL TRIAL" means a controlled dose ranging clinical trial to evaluate the efficacy and safety of a candidate drug in the targeted patient population and to define the optimal dosing regimen.

                  "PHASE III CLINICAL TRIAL" means a series of controlled, pivotal, multi-center clinical trials, involving patients with the disease or condition of interest to obtain sufficient efficacy and safety data to support regulatory submissions and labeling of a candidate drug.

                  "PHASE IV CLINICAL TRIAL" means human clinical trials conducted for inclusion in (i) that portion of the FDA submission and approval process which provides for continued trials of a Product after Regulatory Approval has been achieved (such trials may be designed to provide information that will optimize or expand use of the Product, provide information from additional drug interaction, dose-response and safety studies, or provide pharmacoeconomic, epidemiological, comparative efficacy or other data from studies in a therapeutic use environment) and (ii) foreign equivalents thereof.

                  "PRODUCT" means any and all products where the manufacture, sale or use of such products would have constituted a misappropriation of Drug Conjugation Technology, SGI Know-How, Improvements or New Technologies, and/or an infringement of the Licensed Patents but for the licenses granted in this Agreement.

                  "REGULATORY APPROVAL" means final regulatory approval (including, where applicable, pricing approval in the event that actual sales do not take place before such approval) required to market a Product for a disease or condition in accordance with the applicable laws and regulations of a given country. In the United States, its territories and possessions, Regulatory Approval means approval of a Biologics License Application ("BLA") or its equivalent by the United States Food and Drug Administration ("FDA"), or successor agency.

                  "RESEARCH ANTIGEN" means any Antigen that is [***] designated a "RESEARCH ANTIGEN" under this Agreement pursuant to Section 2.1.

                  "RESEARCH PROGRAM" means the research program conducted pursuant to Article 3.

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WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO
THE OMITTED PORTIONS.


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                  "RESEARCH PROGRAM TERM" shall mean the term of the Research
Program set forth in Section 3.3.

                  "ROYALTY TERM" means, on a Product-by-Product and country-by-country basis, the period of time equal to the longer of (a) ten (10) years from the date of First Commercial Sale of the Product in such country or
(b) the term for which a Valid Patent Claim directly relating to the Product in such country remains in effect.

                  "SECOND RESEARCH PROGRAM FEE" has the meaning ascribed to it in Section 3.4(b) hereof.

                  "SGI IN-LICENSES" means the following agreements between SGI and the indicated Third-Parties: (i) the License Agreement between [***] and SGI dated [***], as amended (the "[***]"), (ii) the License Agreement between [***] and SGI dated [***], as amended (the "[***]"), and (iii) [***].

                  "SGI KNOW-HOW" means any and all technical information, processes, formulae, data, engineering, inventions, chemical compounds, know-how and trade secrets, in each case that is Confidential Information according to
Article 10, that relate to the Drug Conjugation Technology and which have been, or hereafter are during the term of this Agreement, either developed by SGI or its Affiliates, or have been acquired by SGI or its Affiliates with the right to grant licenses, immunities or other rights thereon.

                  "SGI TECHNOLOGY" means the Licensed Patents, the SGI Know-How, Improvements to the extent included in this Agreement pursuant to Section 4.3.1 and New Technologies to the extent included in this Agreement pursuant to
Section 4.3.2.

                  "SUBLICENSEES" means any person acting pursuant to a sublicense granted to it by EOS or its Affiliates under the terms of this Agreement.

                  "TERM" has the meaning ascribed to it in Article 15

                  "TERRITORY" means all countries in the world.

                  "THIRD-PARTY" means any person other than EOS, SGI and their respective Affiliates.

                  "THIRD RESEARCH PROGRAM FEE" has the meaning ascribed to it in
Section 3.4(c) hereof.

                  "VALID PATENT CLAIM" means a claim of an issued and unexpired patent included in Licensed Patents or EOS Patents which has not been held permanently revoked, unenforceable or invalid by a decision of a court or other governmental agency of competent jurisdiction,

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WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO
THE OMITTED PORTIONS.


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unappealable or unappealed within the time allowed for appeal, and which has not been admitted to be invalid or unenforceable through reissue or disclaimer or otherwise.

         1.2.     CERTAIN RULES OF INTERPRETATION IN THIS AGREEMENT AND THE
                  SCHEDULES.

                  (a) Unless otherwise specified, all references to monetary amounts are to United States of America currency (US Dollars);

                  (b) The descriptive headings of Articles and Sections are inserted solely for convenience of reference and are not intended as complete or accurate descriptions of the content of such Articles or Sections;

                  (c) The use of words in the singular or plural, or with a particular gender, shall not limit the scope or exclude the application of any provision of this Agreement to such person or persons or circumstances as the context otherwise permits;

                  (d) The words "include" and "including" have the inclusive meaning frequently identified with the phrases "without limitation" and "but not limited to";

                  (e) Whenever a provision of this Agreement requires an approval or consent by a Party to this Agreement and notification of such approval or consent is not delivered within the applicable time limit, then, unless otherwise specified, the Party whose approval or consent is required shall be conclusively deemed to have withheld its approval or consent;

                  (f) Unless otherwise specified, time periods within or following which any payment is to be made or act is to be done shall be calculated by excluding the day on which the period commences and including the day on which the period ends and by extending the period to the next business day following if the last day of the period is not a business day in the jurisdiction of the Party to make such payment or do such act; and

                  (g) Whenever any payment is to be made or action to be taken under this Agreement is required to be made or taken on a day other than a business day, such payment shall be made or action taken on the next business day following such day to make such payment or do such act.

ARTICLE 2 - RESEARCH ANTIGENS

         2.1.     DESIGNATION OF RESEARCH ANTIGENS.

         Subject to the provisions of this Agreement, including the availability of the Antigen pursuant to Section 2.3, EOS may acquire Options pursuant to
Section 4.1 for the following number of Research Antigens during the term of the Research Program:

                  (a) Upon payment of the Initial Research Program Fee set forth in Section 3.4(a), EOS may acquire Options for up to [***] Research Antigens for evaluation in the Research Program.

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                  (b)      Upon payment of the Second Research Program Fee set
forth in Section 3.4(b), EOS may acquire Options for up to an additional [***] Research Antigens for evaluation in the Research Program.

                  (c) Upon payment of the Third Research Program Fee set forth in Section 3.4(c), EOS may acquire Options for up to an additional [***] Research Antigens for evaluation in the Research Program.

         EOS may acquire an Option for an Antigen by notifying SGI of the identity of, and to the extent available the genetic sequence for, the Antigen for which EOS wishes to acquire an Option. Within fourteen (14) days following receipt of such EOS notice, SGI will notify EOS whether the Option requested by EOS is available pursuant to Section 2.3.

         Upon notice by SGI to EOS that an Option is available for such Antigen pursuant to Section 2.3, such Antigen shall be deemed to be a "RESEARCH ANTIGEN" under this Agreement for the duration of the Option Period. SCHEDULE C to this Agreement will be amended from time to time to list the Research Antigens (including a description thereof) under this Agreement.

         2.2.     RESEARCH LICENSE TO EOS.

         Subject to the provisions of this Agreement, SGI hereby grants to EOS and its Affiliates, for the term of the Research Program, an exclusive license in the Territory under the SGI Technology solely for the purpose of conducting research and development activities on the Research Antigens and evaluating EOS's interest to exercise the Options. The research license granted to EOS under this Section 2.2 shall not include (i) the right to use SGI Technology for any commercial purpose whatsoever, (ii) the right to grant sublicenses thereto to any Affiliate or Third-Party, (iii) the right to initiate any human clinical trial in any country, or (iv) the right to make, have made, use or sell a Product or the Drug Conjugation Technology for any purpose other than the foregoing evaluation, including for any commercial purpose.

         2.3.     AVAILABILITY OF AN ANTIGEN.

         It is understood and agreed that SGI may be unable to grant an Option or Exclusive License to an Antigen if, prior to EOS's request for an Option for such Antigen pursuant to Section 2.1, (i) [***], or (ii) [***] EOS's written request for an Option for the Antigen.

ARTICLE 3 - RESEARCH PROGRAM

         3.1. OBJECTIVE. EOS intends to conduct a Research Program to evaluate Research Antigens and Antibodies for commercial development under this Agreement. In support of the Research Program, upon receipt of Antibodies from EOS, SGI will prepare ADCs for EOS pursuant to Section 3.5.

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WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO
THE OMITTED PORTIONS.


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         3.2.     CONDUCT OF RESEARCH PROGRAM. EOS and SGI shall use all
reasonable efforts to complete research works in accordance with the stated objective of the Research Program. Any research work performed by EOS and SGI pursuant hereto shall be performed in a good scientific manner and in compliance with all applicable laws.

         3.3. TERM OF THE RESEARCH PROGRAM. The initial term of the Research Program shall be for a period of three (3) years from the Effective Date (the "INITIAL RESEARCH PROGRAM TERM"), unless terminated earlier upon termination of this Agreement in accordance with Article 15 hereof. Subject to the written approval of SGI and to payment of the fee by EOS to extend, as set forth in
Section 3.4(d) below, the Research Program will be extended for [***] additional period of [***] upon EOS's request by giving written notice to SGI not less than [***] prior to the expiration of the Initial Research Program Term (collectively with the Initial Research Program Term, the "RESEARCH PROGRAM TERM").

         3.4. RESEARCH PROGRAM FEES. EOS shall pay to SGI the following amounts in consideration of the Research Program:

                  (a) Upon execution and delivery of this Agreement by both Parties, EOS shall pay to SGI a payment in the sum of [***] dollars ([***]) by wire transfer of immediately available funds, which payment shall be nonrefundable and non-creditable (the "INITIAL RESEARCH PROGRAM FEE").

                  (b) If EOS elects to [***] Options [***] Options pursuant to Section 2.1(b), EOS shall pay a second payment in the sum of [***] Dollars ($[***])by wire transfer of immediately available funds, which payment shall be nonrefundable and non-creditable (the "SECOND RESEARCH PROGRAM FEE").

                  (c) If EOS elects to [***] Options [***] Options pursuant to Section 2.1(c), EOS shall pay a third payment in the sum of [***] Dollars ($[***]) by wire transfer of immediately available funds, which payment shall be nonrefundable and non-creditable (the "THIRD RESEARCH PROGRAM FEE").

                  (d) If EOS and SGI agree to extend the Research Program for an additional [***] month period pursuant to Section 3.3, EOS shall pay an additional payment in the sum of [***] Dollars ($[***]) by wire transfer of immediately available funds, which payment shall be nonrefundable [***]

         3.5.     SGI PREPARATION OF ADCS.

         At the request of EOS during the Research Program Term, SGI will use reasonable commercial efforts to prepare ADC's for (i) Antibodies provided by EOS recognizing [***]and (ii) up to [***] antibody [***]

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WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO
THE OMITTED PORTIONS.


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("[***] ANTIBODY") per ADC being prepared; provided that the Antibody(ies) [***]
Antibody(ies) are provided to SGI at the same time; and provided further that SGI may decline to prepare [***]. The terms and conditions applicable to SGI's ADC preparation are set forth on SCHEDULE D. EOS shall pay SGI the amount set forth in SCHEDULE D within thirty (30) days of receipt of an invoice from SGI for such amounts. The Parties acknowledge and agree that SGI will prepare at least the [***]. If SGI is unable to prepare an ADC within [***] months following EOS's delivery of the required quantity of Antibody material (and if applicable, Control Antibody material), EOS will have the option to designate a replacement Antibody to the same Research Antigen (including a replacement Control Antibody, if applicable) at any time during the Research Program Term and SGI will use reasonable commercial efforts to prepare an ADC for such replacement Antibody (and replacement Control Antibody, if applicable) for no additional charge. EOS's right to designate a replacement Antibody (and replacement Control Antibody, if applicable) is EOS's sole and exclusive remedy for any failure by SGI to prepare any ADC contemplated by this Section 3.5.

         EXCEPT AS MAY BE OTHERWISE PROVIDED IN ARTICLE 14, SGI MAKES NO REPRESENTATIONS AND GRANTS NO WARRANTIES, EXPRESS OR IMPLIED, EITHER IN FACT OR BY OPERATION OF LAW, BY STATUTE OR OTHERWISE, REGARDING THE ADC'S PREPARED BY SGI INCLUDING ANY WARRANTY OF QUALITY, MERCHANTABILITY OR FITNESS FOR A PARTICULAR USE OR PURPOSE.

         3.6. CONFIDENTIALITY. In order to facilitate the Research Program, either Party may disclose confidential or proprietary information owned or controlled by it to the other. It is hereby understood and agreed that such information shall be deemed "CONFIDENTIAL INFORMATION" as defined in Article 10 and treated as such.

ARTICLE 4 - OPTIONS AND LICENSES

         4.1.     OPTION GRANT.

                  4.1.1. GRANT OF THE OPTIONS. Subject to the provisions of this Agreement, SGI hereby grants to EOS an exclusive Option for each Research Antigen designated pursuant to Section 2.1 to obtain the Exclusive License set forth in Section 4.2.1 during the Option Period.

                  4.1.2. EXERCISE OF THE OPTION. At any time during the Option Period with respect to a particular Research Antigen, EOS may provide notice to SGI that it wishes to acquire an Exclusive License for the SGI Technology solely for use with Products containing ADC's directed against the specified Research Antigen. Upon the exercise of each Option, EOS shall make a payment to SGI in the sum of [***] Dollars ($[***]) by wire transfer of immediately available funds, which payment shall be nonrefundable and non-creditable (the "OPTION EXERCISE FEE").

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WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO
THE OMITTED PORTIONS.


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                  4.1.3.   NON-EXERCISE OF THE OPTION. At the end of an Option
Period for a particular Research Antigen and in exchange for a payment to SGI in the sum of $[***], EOS may be granted a [***] month extension of the Option Period for such Research Antigen. If by the end of an Option Period (including its extension, as above) for any Research Antigen, EOS has not exercised its Option, all rights related to the use of SGI Technology in connection with the Antigen shall revert back to SGI.

         4.2.     EXCLUSIVE LICENSE GRANT TO EOS.

                  4.2.1. GRANT. If (i) EOS elects to exercise its option to acquire an Exclusive License with respect to a particular Research Antigen pursuant to Section 4.1.2, and (ii) EOS pays the Option Exercise Fee pursuant to
Section 4.1.2, then subject to the terms and conditions of this Agreement, and commencing as of the date that SGI has received the Option Exercise Fee from EOS, SGI is automatically deemed to grant, and in such event hereby grants, to EOS, on a Research Antigen-by-Research Antigen basis, a worldwide, exclusive (even as to SGI), non-transferable, royalty-bearing license under the SGI Technology, with the right to sublicense as permitted in Section 4.2.2, to discover, have discovered, to develop, have developed, make, have made, import, have imported, export, have exported, use, sell and have sold Products directed toward such Research Antigen within the Field in the Territory (an "EXCLUSIVE LICENSE"), whereupon the Research Antigen shall thereafter be deemed to be an "EXCLUSIVE ANTIGEN". EOS may obtain an Exclusive License for each Research Antigen pursuant to this Section 4.2.1 until the expiration of the term of the Option Period for such Research Antigen. Upon expiration of the term of the last Option Period hereunder, no further Exclusive Licenses shall be granted under the terms of this Agreement.

                  The date upon which an Exclusive License is granted with respect to each Research Antigen under this Section 4.2 is referred to herein as the "EXCLUSIVE LICENSE DATE" for such Research Antigen.

                  4.2.2.   RIGHTS TO SUBLICENSE.

                           (a)      EOS shall have the right to sublicense the
rights granted to EOS pursuant to this Agreement to any Affiliate or any Third-Party for any Exclusive Antigen or Product developed by EOS subject to the terms and conditions of the SGI In-Licenses attached hereto as SCHEDULE E.

                           (b)      EOS [***] all payments due to SGI by reason
of completion of any milestones or Net Sales of any Products by any such Sublicensee and its compliance with all terms of this Agreement applicable to EOS (including all terms of this Agreement identified as applicable to Sublicensee); and any such Sublicensee agrees in writing (i) to keep books and records and permit SGI to review the information concerning such books and records that EOS has in its possession in accordance with the terms of this Agreement and (ii) to comply with all other terms of this Agreement applicable to EOS (including all terms of this Agreement identified as applicable to a Sublicensee).

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                           (c)      EOS shall notify SGI of each sublicense
granted to Affiliates or Third-Parties and shall provide SGI with the name and address of each Sublicensee and a description of the rights granted and the territory covered by each Sublicensee.

         4.3.     IMPROVEMENTS AND NEW TECHNOLOGIES.

                  4.3.1. IMPROVEMENTS. In the event that, during the Research Program Term, SGI conceives, develops or reduces to practice an Improvement that relates to [***], SGI shall promptly notify EOS of the discovery of such Improvement. EOS may, at any time during the Research Program Term, [***].

                  4.3.2. NEW TECHNOLOGIES. Subject to the bona fide rights of Third-Parties that may exist, SGI hereby grants to EOS the right to [***] as "SGI TECHNOLOGY," [***] during the Research Program Term ("New Technology"). SGI shall promptly notify EOS of any New Technology by providing a description of the New Technology, including all material terms applicable to sublicensees of the New Technology. Upon such notification, EOS may, by giving written notice to SGI at any time during the Research Program Term, [***] under this Agreement; provided that EOS will be obligated [***] as a result of EOS's development and commercialization of a Product, in addition to any milestones and royalties that are otherwise payable under this Agreement. For the purposes of clarity, the Parties acknowledge and agree that EOS shall not be obligated to pay [***]. SCHEDULE B shall be amended from time to time to add the patents and patent applications covering New Technologies and may be amended from time to time to add any new patents or patent applications covering New Technologies and Improvements related thereto and the specific terms of the SGI In-Licenses covering such New Technologies and Improvements related thereto with which EOS shall comply.

         4.4.     COMPLIANCE WITH THE SGI IN-LICENSES.

                  4.4.1. EOS, its Affiliates and Sublicensees agree to comply with those covenants and conditions of the SGI In-Licenses disclosed to EOS by SGI in advance and attached hereto in SCHEDULE E, as if they were a party to the SGI In-Licenses. The Parties agree that [***] are Third-Party beneficiaries to this Agreement with respect to SGI Technology that includes technology sublicensed under the [***] and/or the [***].

                  4.4.2. SGI will not enter into any amendment to an SGI In-License that imposes additional obligations on EOS, or diminishes EOS's rights, without the prior written consent of EOS. In the event of any amendment or termination of any SGI In-License set forth on SCHEDULE E that relates to technology sublicensed to EOS under such SGI In-License, SGI shall notify EOS no later than fifteen (15) days before the execution of any proposed amendment to or termination of an SGI In-License. In the case of an amendment, such notification will include disclosure of the material terms of the proposed amendment to an SGI In-License, including all terms

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applicable to EOS. If EOS elects to accept an amendment to an SGI In-License,
SCHEDULES B AND E shall be amended to reflect the amended terms of the SGI In-License. If EOS does not elect to accept an amendment to an SGI In-License, [***] and if EOS does not [***] then the existing Agreement and all its terms or conditions shall continue to govern.

                  4.4.3 SGI will use commercially reasonable efforts to comply with, and exercise its rights under, the SGI In-Licenses so as to ensure compliance by SGI of its obligations under this Agreement. SGI will not take any action (or omit to take any action) that would [***] insofar as it would relate to technology [***].

ARTICLE 5 - TECHNOLOGY DISCLOSURE AND SUPPLY

         5.1.     DISCLOSURE OF DRUG CONJUGATION TECHNOLOGY.

         SGI shall disclose to EOS such Drug Conjugation Technology, SGI Know-How, New Technologies and Improvements as is necessary to enable EOS to use the Drug Conjugation Technology, SGI Know-How, New Technologies and Improvements at its own facilities on the terms and subject to the conditions of this Agreement. In addition, during the term of this Agreement, SGI shall, upon EOS's reasonable request and with adequate notice to SGI, make available to EOS at SGI's facilities, SGI's personnel to provide a reasonable amount of technical assistance and training to EOS's personnel. If such SGI personnel are engaged in preparing ADC's when such training occurs, then the fees listed in SCHEDULE D shall [***] providing such technical assistance. If not, then EOS [***].

         5.2.     IDENTIFICATION OF TECHNOLOGY.

The Parties agree that all Drug Conjugation Technology, SGI Know-How and Drug Conjugate Materials to be transferred to EOS pursuant to this Agreement ("TRANSFERRED TECHNOLOGY, KNOW-HOW AND MATERIALS") shall be so transferred in the form of written memoranda marked confidential in the case of such Technology and Know-How and, in the case of such Materials, by clearly marked containers. When presented in this manner, these shall be deemed to be "CONFIDENTIAL INFORMATION" in accordance with Section 10.1. EOS will take reasonable and appropriate measures to ensure that the confidentiality of all Transferred Technology, Know-How and Materials is preserved and that the Transferred Technology, Know-How and Materials are only used for the purposes authorized under the Agreement and in compliance with this Agreement. Failure by SGI to transfer such TRANSFERRED TECHNOLOGY, KNOW-HOW AND MATERIALS in the manner contemplated in this Section 5.2 will not be construed to limit the license granted to EOS under such SGI Technology pursuant to Sections 2.2 or 4.2 hereof.

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         5.3.     SUPPLY OF DRUG CONJUGATE MATERIALS.

         During the term of the Research Program and any subsequent portion of the Option Period related to a specific Research Antigen, SGI will provide reasonable quantities of Drug Conjugate Materials to EOS on [***] terms, not to exceed [***] % of [***].

         If at any time during the term of this Agreement, SGI [***] for the Drug Conjugate Materials [***], SGI will [***] Drug Conjugate Materials, [***] to EOS, for [***].

         SGI will [***] orders for Drug Conjugate Materials and for [***] Drug Conjugate Materials [***].

         If at any time during the Agreement, SGI [***] SGI will [***] with EOS [***].

         5.4.     COMMUNICATION AMONG PARTIES.

         Each of EOS and SGI shall appoint a specific individual who shall be available and shall act as a liaison person to facilitate the day-to-day communications among the Parties. The names of the initial liaison persons who shall act on behalf of each of the Parties shall be Richard Murray for EOS and Peter Senter for SGI. Each of EOS and SGI agrees to notify the other in accordance with the terms of Section 21.1 of this Agreement in the event of a change in liaison person.

ARTICLE 6 - DEVELOPMENT AND COMMERCIALIZATION

         EOS shall use its commercially reasonable efforts and diligence in developing and commercializing Product(s) related to Exclusive Antigen(s) in accordance with its business, legal, medical and scientific judgment, and in undertaking investigations and actions required to obtain appropriate Regulatory Approval(s) necessary to market such Products that EOS determines in its sole discretion to pursue in the Territory, such reasonable efforts and diligence to be in accordance with the efforts and resources EOS would use for product(s) owned by it or to which it has rights, which is of similar market potential at a similar stage in development as the Products directed towards the applicable Exclusive Antigen taking into account the competitiveness of the marketplace, the proprietary position of the Product(s) that EOS determines in its sole discretion to pursue, the relative potential safety and efficacy of such Product(s), the regulatory requirements involved in such Products' development, commercialization and Regulatory Approval, the Cost of Goods and availability of capacity to

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manufacture and supply such Product(s) at commercial scale, the profitability of such Product(s), and other relevant factors including technical, legal, scientific or medical factors.

         As to between the Parties, EOS shall be solely responsible for funding all costs of the development and commercialization of each Product EOS determines in its sole discretion to pursue. EOS shall keep SGI informed in a timely manner as to the progress of the development of Products EOS determines, from time to time, to pursue. Beginning on January 1, 2002 and thereafter within thirty (30) days following the end of each calendar year, EOS shall provide SGI with a written report summarizing EOS's activities related to research and development of Products and status of clinical trials and government approvals necessary for marketing Products. Beginning on January 1, 2002 and thereafter within thirty (30) days following the end of each calendar year, SGI shall provide EOS with a written report summarizing SGI's activities related to preparing ADCs and developing new Drug Conjugation Technology.

ARTICLE 7 - MAINTENANCE FEES, ROYALTIES AND MILESTONES.

         7.1.     MAINTENANCE FEES

                  7.1.1. EOS shall pay to SGI an annual maintenance fee in the amount of [***] Dollars ($[***]) for each Exclusive Antigen, beginning on the [***] anniversary of the Exclusive License Date for each Exclusive Antigen. This annual maintenance fee[***]. SGI shall [***] payable on the anniversary of the Exclusive License Date following each of the following milestone events applicable to such Exclusive Antigen: (a) [***] for a Product related to such Exclusive Antigen, (b) [***] for a Product related to such Exclusive Antigen provided that it occurs within [***] years of the [***] for such Product, (c) the [***] for a Product related to such Exclusive Antigen, and (d) the [***] of the [***] for a Product related to such Exclusive Antigen. Notwithstanding the foregoing, in no event shall EOS be required to pay SGI [***]: (y) [***] Dollars ($[***]) if EOS [***] and (z) [***] Dollars ($[***]) if EOS [***].

                  7.1.2. EOS may terminate the Exclusive License for any Exclusive Antigen for any reason and at any time upon [***] days' prior notice to SGI, in which event no maintenance fees shall accrue to SGI under Section
7.1.1 for such Research Antigen following the termination date; provided that [***]. The Exclusive License for such Exclusive Antigen shall terminate effective as of such termination date. All rights related to the use of SGI Technology in connection with the Exclusive Antigen shall revert back to SGI after a waiting period of [***] after such termination date.

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                  7.1.3. Notwithstanding anything to the contrary in this
Section 7.1, EOS may reinstate the Exclusive License for such former Exclusive Antigen within [***] following the termination date by notifying SGI and making an additional payment in the sum of $[***] to SGI.

         7.2.     ROYALTIES PAYABLE BY EOS.

         In consideration for the Exclusive Licenses granted to EOS herein, during the Royalty Term, EOS shall pay to SGI royalties on Net Sales of Products. Such royalties shall be established at the following rates, determined on a Product-by-Product basis:

                  (a)      [***]% of the first [***] Dollars ($[***]) in
aggregate Net Sales of the Product in each calendar year;

                  (b) [***]% of incremental aggregate Net Sales of the Product up to [***] Dollars ($[***]) in each calendar year; and

                  (c) [***]% of incremental aggregate Net Sales of the Product in excess of [***] Dollars ($[***]) in each calendar year.

         7.3.     THIRD-PARTY ROYALTIES.

                  7.3.1. EOS shall pay any Third-Party royalties owed on account of its sales of Product in the Licensed Territory, including royalties owed due to use of the SGI Technology; PROVIDED, HOWEVER, [***] in accordance with Section 7.3.2 where applicable. All current Third-Party royalties known to SGI are set forth on SCHEDULE B and the terms of such royalties have been disclosed to EOS and are set forth in SCHEDULE E.

                  7.3.2.   [***], then the royalty rates payable to SGI under
Section 7.2 shall be [***]; PROVIDED, HOWEVER, that in no event shall [***] the following rates, determined on a [***]:

                  (a) [***] of [***] in aggregate Net Sales of the Product[***];

                  (b)      [***] of [***] aggregate Net Sales of the Product
[***]; and

                  (c)      [***].

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         7.4.     NON-ROYALTY SALES.

         No royalty shall be payable under this Article 7 with respect to sales of Products among EOS and its Affiliates or its Sublicensees or among Sublicensees and their Affiliates, but a royalty shall be due upon the subsequent sale of the Product to a Third-Party.

         7.5.     MILESTONE PAYMENTS.

         As additional consideration for the licenses, rights and privileges granted to it hereunder, EOS shall pay to SGI the following milestone payments to SGI within thirty (30) days of the first occurrence of each event set forth below with respect to Products, whether such events are achieved by EOS, its Affiliates or Sublicensees:

                  (a)      Upon [***] for each Product, [***] Dollars ($[***]);

                  (b)      Upon [***] for each Product, [***] Dollars ($[***]);

                  (c)      Upon [***] for each Product, [***] Dollars ($[***]);

                  (d) Upon [***] for each Product in either the [***] (each, a "MAJOR MARKET"), [***] Dollars ($[***]);

                  (e) Upon [***] for each Licensed Product in a second Major Market, [***] Dollars ($[***]); and

                  (f) Upon [***], said indication to be the result of an [***] for each Product in a Major Market, [***] Dollars ($[***]).

         EOS will only be required to pay each of the above milestones (other than the milestone set forth in Section 7.5(f)) to SGI for the [***] Product for each Exclusive Antigen to complete the milestone event. EOS will only be required to pay the milestone set forth in Section 7.5(f) to SGI for the [***] Product for each Exclusive Antigen that completes such milestone event.

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ARTICLE 8 - ROYALTY REPORTS AND ACCOUNTING

         8.1.     REPORTS, EXCHANGE RATES.

                  8.1.1. During the term of this Agreement following the First Commercial Sale and during the Royalty Term, EOS shall furnish to SGI, with respect to each Calendar Quarter, a written report showing on a consolidated basis in reasonably specific detail and on a country-by-country basis, (a) the gross sales of Products sold by EOS, its Affiliates and its Sublicensees in the Territory during the corresponding Calendar Quarter and the calculation of Net Sales from such gross sales; (b) the royalties payable in US dollars, if any, which shall have accrued hereunder based upon Net Sales of Products; (c) the withholding taxes, if any, required by law to be deducted in respect of such royalties; (d) the dates of the First Commercial Sale of each Product in each country in the Territory if it has occurred during the corresponding Calendar Quarter; and (e) the exchange rates (as determined pursuant to Section 8.1.4 herein) used in determining the royalty amount expressed in US dollars (collectively, "REPORTS").

                  8.1.2. EOS shall include in each permitted sublicense granted by it pursuant to this Agreement a provision requiring its Sublicensees to make Reports to EOS within [***] ([***]) days of the close of each Calendar Quarter, to keep and maintain records of sales made pursuant to such sublicense and to grant access to such Reports by SGI's independent accountant to the same extent required with respect to EOS's Reports under this Agreement.

                  8.1.3. Reports shall be due on the [***] ([***]) day following the close of each Calendar Quarter. EOS shall keep complete and accurate records in sufficient detail to properly reflect all gross sales and Net Sales and to enable the royalties payable hereunder to be determined.

                  8.1.4. With respect to sales (if any) of Products invoiced in US dollars, the gross sales, Net Sales, and royalties payable shall be expressed in US dollars. With respect to sales of Products invoiced in a currency other than US dollars, the gross sales, Net Sales and royalties payable shall be expressed in the currency of the invoice issued by the Party making the sale together with the US dollars equivalent of the royalty payable, calculated using the following rates: (i) if the Product incorporates technology [***] then the rate published in the Wall Street Journal for the last banking day of the applicable Calendar Quarter, or (ii) if the Product does not include technology [***,] then the average of the daily rates for such currency quoted by Citibank, N.A. for each of the last fifteen (15) banking days of the applicable Calendar Quarter.

         8.2.     AUDITS.

                  8.2.1. Upon the written request of SGI and not more than once in each calendar year, EOS shall permit an independent certified public accounting firm of internationally recognized standing, selected by SGI and reasonably acceptable to EOS, at SGI's expense, to have access during normal business hours to such of the records of EOS and its Affiliates as may

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be reasonably necessary to verify the accuracy of the Reports hereunder for any year ending not more than [***] ([***]) months prior to the date of such request. The accounting firm shall disclose to SGI only whether the records are correct or not and the specific details concerning any discrepancies. No other information shall be shared.

                  8.2.2. If such accounting firm concludes that additional royalties were owed during such period, EOS shall pay the additional royalties within thirty (30) days of the date SGI delivers to EOS such accounting firm's written report so concluding. The fees charged by such accounting firm shall be paid by SGI; PROVIDED, HOWEVER, if the audit discloses that the royalties payable by EOS for the audited period are more than [***] percent ([***]%) of the royalties actually paid for such period, then EOS shall pay the reasonable fees and expenses charged by such accounting firm.

                  8.2.3. Upon the expiration of [***] ([***]) months following the end of any calendar year, the calculation of royalties payable with respect to such year shall be binding and conclusive upon SGI, and EOS, its Affiliates and Sublicensees shall be released from any liability or accountability with respect to royalties for such year.

         8.3.     CONFIDENTIAL FINANCIAL INFORMATION.

         SGI shall treat all financial information subject to review under this
Article 8 or under any sublicense agreement as Confidential Information of EOS, and shall cause its accounting firm to retain all such financial information in confidence.

ARTICLE 9 - PAYMENTS.  LATE PAYMENTS

         9.1.     PAYMENT TERMS.

         Royalties shown to have accrued by each Report provided for under
Article 8 of this Agreement shall be due on the date such Report is due. Payment of royalties in whole or in part may be made in advance of such due date. Past due payments shall accrue interest at a rate of [***] percent ([***]%) per annum, or the maximum applicable rate permitted by law, unless occurring as a result of an event the Parties agree constitutes an Event of Force Majeure or as a result of a good faith dispute between the Parties regarding performance or breach of their obligations hereunder.

         9.2.     PAYMENT METHOD.

         All payments by EOS to SGI under this Agreement shall be paid in US dollars, and all such payments shall be made by bank wire transfer in immediately available funds to the bank account designated by SGI in writing.

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         9.3.     EXCHANGE CONTROL.

         If at any time legal restrictions prevent the prompt remittance of part or all royalties with respect to any country in the Territory where Product is sold, payment shall be made through such lawful means or method as the Parties reasonably shall determine.

         9.4.     WITHHOLDING TAXES.

         Except as otherwise provided below, all amounts owing from EOS to SGI under this Agreement are gross amounts. EOS shall be entitled to deduct the amount of any withholding taxes payable or required to be withheld by EOS, its Affiliates or Sublicensees, to the extent EOS, its Affiliates or Sublicensees pay to the appropriate governmental authority on behalf of SGI such taxes. EOS shall use commercially reasonable efforts to minimize any such taxes, levies or charges required to be withheld on behalf of SGI by EOS, its Affiliates or Sublicensees. EOS promptly shall deliver to SGI proof of payment of all such taxes, levies and other charges, together with copies of all communications from or with such governmental authority with respect thereto.

ARTICLE 10 - CONFIDENTIALITY

         10.1.    NON-DISCLOSURE OBLIGATIONS.

         Except as otherwise provided in this Article 10, during the Term and for a period of [***] ([***]) years thereafter, each Party shall maintain in confidence, and use only for purposes as expressly authorized and contemplated by this Agreement, all confidential or proprietary information, data, documents or other materials supplied by the other Party under this Agreement and marked or otherwise identified as "CONFIDENTIAL," including SGI Know-How, Drug Conjugation Technology, Improvements and New Technologies. For purposes of this Agreement, information and data described above shall be hereinafter referred to as "CONFIDENTIAL INFORMATION." Each Party shall use at least the same standard of care as it uses to protect its own Confidential Information to ensure that its and its Affiliates' employees, agents, consultants and clinical investigators only make use of Confidential Information for purposes as expressly authorized and contemplated by this Agreement and do not disclose or make any unauthorized use of such Confidential Information.

         10.2.    PERMITTED DISCLOSURES.

         Notwithstanding the foregoing, the provisions of Section 10.1 hereof shall not apply to information, documents or materials that the disclosing Party can conclusively establish:

                  (a) have become published or otherwise entered the public domain other than by acts of the disclosing Party or its Affiliates in contravention of this Agreement;

                  (b) are permitted to be disclosed by prior consent of the other Party;

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                  (c)      have become known to the disclosing Party by a
Third-Party, provided such Confidential Information was not obtained by such Third-Party directly or indirectly from the other Party under this Agreement on a confidential basis;

                  (d) prior to disclosure under the Agreement, was already in the possession of the disclosing Party, its Affiliates or Sublicensees, provided such Confidential Information was not obtained directly or indirectly from the other Party under this Agreement;

                  (e) is disclosed in a press release agreed to by both Parties hereto, which agreement shall not be unreasonably withheld; and

                  (f) are required to be disclosed by the disclosing Party to comply with any applicable law, regulation or court order, or are reasonably necessary to obtain patents, copyrights or authorizations to conduct clinical trials with, and to commercially market Product(s), provided that the disclosing Party shall provide prior notice of such disclosure to the other Party and take reasonable and lawful actions to avoid or minimize the degree of disclosure.

         10.3.    TERMS OF THE AGREEMENT.

         EOS and SGI shall not disclose any terms or conditions of this Agreement to any Third-Party without the prior consent of the other Party, except as required by applicable laws, regulations or a court order (and in any such case the disclosing Party shall provide notice to the other Party and takes reasonable and lawful actions to avoid or minimize the degree of such disclosures).

         10.4.    PRESS RELEASES AND OTHER DISCLOSURES TO THIRD-PARTIES.

         Neither SGI nor EOS will, without the prior consent of the other, issue any press release or make any other public announcement or furnish any statement to any Person (other than either Parties' respective Affiliates) concerning the existence of this Agreement, its terms and the transactions contemplated thereby, except for (i) general statement referring to the existence of this Agreement, and identity of the Parties but no other details, (ii) disclosures made in compliance with Sections 10.2 and 10.3 hereof, (iii) attorneys, consultants, and accountants retained to represent them in connection with the transactions contemplated hereby and (iv) occasional, brief comments by the respective officers of EOS and SGI consistent with such guidelines for public statements as may be mutually agreed by EOS and SGI made in connection with routine interviews with analysts or members of the financial press.

         10.5.    PUBLICATIONS REGARDING RESULTS OF THE RESEARCH PROGRAM.

         No Party may publish, present or announce results of the Research Program either orally or in writing (the "PUBLICATION") without obtaining the written consent of the other Party. The other Party shall have thirty (30) days from receipt of the proposed Publication to provide comments and/or proposed changes to the disclosing Party. The disclosing Party shall take into account the comments and/or proposed changes made by the other Party on any Publication and


                                      -21-
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shall agree to have employees or others acting on behalf of the other Party be mentioned as co-authors on any Publication describing results to which such persons have contributed. If the other Party reasonably determines the Publication would amount to the public disclosure of such Party's Confidential Information and/or of a patentable invention upon which a patent application should be filed prior to any such disclosure, submission of the concerned Publication to Third-Parties shall be delayed for a sixty (60) day period from the date of said notice, or for such longer period which may appear necessary for appropriately deleting Confidential Information from the proposed Publication and/or drafting and filing a patent application covering such invention.

ARTICLE 11 - INVENTIONS AND PATENTS

         11.1.    OWNERSHIP OF INVENTIONS.

                  11.1.1. INVENTORSHIP. Subject to the terms of this Article 11, inventorship of any inventions arising out of the Research Program or under this Agreement shall be determined according to U.S. law. Any inventions or other intellectual property invented solely by one Party shall be owned by that Party.

                  11.1.2. OWNERSHIP OF SGI TECHNOLOGY AND JOINTLY-INVENTED INVENTIONS RELATED THERETO.

         All right, title and interest to the SGI Technology shall (subject to any licenses explicitly granted hereunder) at all times remain with and be vested in SGI. Any invention or other intellectual property made, and data derived, by jointly EOS or its respective employees, consultants or agents and SGI or its respective employees, consultants or agents that relate to the SGI Technology shall be owned by [***]. EOS shall promptly notify SGI of any such invention or other intellectual property, and cooperate with SGI at SGI's request and expense, in the preparation, filing, prosecution, and defense of patent applications and patents relating thereto. Subject to the terms of this
Article 11, [***] that relate to the SGI Technology, and shall in a reasonably timely manner execute those documents, as requested by SGI, necessary to document and/or perfect the assignment of such inventions and intellectual property.

                  11.1.3. OWNERSHIP OF ANTIBODIES, RESEARCH ANTIGENS, EXCLUSIVE ANTIGENS,AND JOINTLY-INVENTED INVENTIONS RELATED THERETO. Subject to Section 11.1.2, all right, title and interest to the Antibodies, Research Antigens and Exclusive Antigens shall at all times remain with and be vested in EOS. Any invention or other intellectual property made, and data derived, by jointly SGI or its respective employees, consultants or agents and EOS or its respective employees, consultants or agents that relate to the Antibodies, the Research Antigens, the Exclusive Antigens or any Antibody included in the ADC, shall be owned by [***]. SGI shall promptly notify EOS of any such invention or other intellectual property, and cooperate with EOS at EOS's request and expense, in the preparation, filing, prosecution, and defense of patent applications and patents relating thereto. Subject to the terms of this Article 11, [***] that

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relate to the above noted technology as well as any invention or other intellectual property made, and data derived as it directly relates, and only insofar as it directly relates, to an ADC licensed under this Agreement regardless of inventorship, and shall in a reasonably timely manner execute those documents, as requested by EOS, necessary to document and/or perfect the assignment of such inventions and intellectual property.

         11.2.    PATENT PROSECUTION AND MAINTENANCE.

                  11.2.1. SGI shall be responsible for and shall control the preparation, filing, prosecution, grant and maintenance of all Licensed Patents. SGI shall, at its sole expense, prepare, file, prosecute and maintain such Licensed Patents in good faith consistent with its customary patent policy and its reasonable business judgment, and shall consider in good faith the interests of EOS in so doing.

                  11.2.2. Subject to Section 11.2.1, EOS shall be responsible for and shall control the preparation, filing, prosecution, grant and maintenance, of any patents and patent applications having as subject matter an ADC, Antibody, Research Antigen or Exclusive Antigen Invention (the "EOS PATENTS"). EOS shall have the right, but not the obligation, at its sole discretion and expense, prepare, file, prosecute and maintain such patent rights in good faith consistent with its customary patent policy and its reasonable business judgment.

                  11.2.3. The Parties shall at all times fully cooperate in order to reasonably implement the foregoing provisions.

         11.3.    ENFORCEMENT OF LICENSED PATENTS.

                  11.3.1. SGI shall have the obligation in Major Markets and the right in all other markets, at its sole expense, to determine the appropriate course of action to enforce the Licensed Patents or otherwise abate the infringement thereof, to take (or refrain from taking) appropriate action to enforce the Licensed Patents, to control any litigation or other enforcement action and to enter into, or permit, the settlement of any such litigation or other enforcement action with respect to the Licensed Patents, and in good faith shall consider the interests of EOS in so doing; provided that nothing herein shall be construed to obligate SGI to take any action that would be commercially unreasonable or would subject SGI to undue business risk. All monies recovered upon the final judgment or settlement of any such suit to enforce any Licensed Patents shall be retained by SGI. EOS and SGI shall fully cooperate with each other in any action to enforce the Licensed Patents. If SGI fails to take any action to enforce the Licensed Patents or control any litigation with respect to the licensed Patents within a period of ninety (90) days after reasonable notice of the infringement of the Licensed Patents, then EOS shall have the right to bring and control any such action by counsel of its own choice, and in such case, all monies recovered upon the final judgment or settlement of any such suit to enforce any Licensed Patents shall be retained by EOS. In such a case, SGI shall cooperate fully with EOS, at EOS's expense, in its efforts to enforce the Licensed Patents, including being joined as a party to such action if necessary.

                  11.3.2. EOS shall have the right, at its sole expense, to determine the appropriate course of action to enforce the EOS Patents or otherwise abate the infringement thereof, to take (or refrain from taking) appropriate action to enforce the EOS Patents, to control any litigation or other enforcement action and to enter into, or permit, the settlement of any such litigation or other enforcement action with respect to the EOS Patents. All monies recovered upon the final judgment or settlement of any such suit to enforce any EOS Patents shall be retained by EOS. SGI and EOS shall fully cooperate with each other in any action to enforce the EOS Patents.

         11.4. PRIOR PATENT RIGHTS. Notwithstanding anything to the contrary in this Agreement, with respect to any Licensed Patents that are subject to the SGI In-Licenses, the rights and obligations of the Parties under Section 11.2 and 11.3 shall be subject to SGI's licensees' rights to participate in and control prosecution, maintenance and enforcement of such Licensed Patents in accordance with the terms and conditions of the applicable SGI In-License.

ARTICLE 12 - INFRINGEMENT ACTIONS BY THIRD-PARTIES

         If EOS, SGI or their respective Affiliates, or EOS's Sublicensees, is sued by a Third-Party for infringement of a Third-Party's patent because of the use of the Drug Conjugation Technology, the Party which has been sued shall promptly notify the other Party no event later than thirty (30) days of the institution of such suit. The notice shall set forth the facts of such infringement and provide evidence of such infringement that is within the notifying Party's control. SGI shall have the right, in its sole discretion, to control the defense of such suit at its own expense, in which event EOS shall have the right to be represented by advisory counsel of its own selection, at its own expense, and shall cooperate fully in the defense of such suit and furnish to SGI all evidence and assistance in its control. If SGI does not elect within thirty (30) days after receipt of such notice to so control the defense of such suit, EOS may undertake such control at its own expense, and SGI shall then have the right to be represented by advisory counsel of its own selection and at its own expense, and SGI shall cooperate fully in the defense of such suit and furnish to EOS all evidence and assistance in SGI's control. The Party controlling the suit shall keep the other Party reasonably informed of the status of the suit under this Article
12. In no event may the Party controlling the suit settle or otherwise consent to an adverse judgment in such suit that diminishes the rights or interests of the non-controlling Party without the express written consent of the non-controlling Party. Any judgments, awards, settlements or damages payable with respect to legal proceedings covered by this Article 12 shall be paid by or to the Party which controls the litigation; PROVIDED, HOWEVER, that if the other Party has elected to be represented by advisory counsel, the other Party shall receive the actual reasonable cost of its legal fees for such advisory counsel.

ARTICLE 13 - REGULATORY ASSISTANCE

         Should EOS develop an ADC for clinical development, SGI will provide to a reasonable extent, at EOS's request, technical information required for EOS to file for and obtain permission to commence human clinical trials. This information will include, as available, Chemistry Manufacturing and Controls documentation, other toxicity and safety data, access to any drug master files on record with the FDA and any other relevant materials. EOS shall reimburse SGI for any out-of-pocket costs incurred by SGI in providing such information plus an amount equal to SGI's fully burdened FTE rate, which rate shall not exceed $[***] per year.

ARTICLE 14 - REPRESENTATIONS AND WARRANTIES

         14.1.    REPRESENTATIONS AND WARRANTIES.

                  (a) This Agreement has been duly executed and delivered by each Party and constitutes the valid and binding obligation of each Party, enforceable against such Party in accordance with its terms, except as enforceability may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium or other laws relating to or affecting creditors' rights generally and by general equitable principals. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of each Party, its officers and directors.

                  (b) The execution, delivery and performance of the Agreement by each Party does not conflict with any agreement, instrument or understanding, oral or written, to which it is a party or by which it is bound, nor violate any law or regulation of any court, governmental body or administrative or other agency having jurisdiction over it.

                  (c) SGI has not, and during the term of the Agreement will not, grant any right to any Third-Party relating to the Licensed Patents and SGI Know-how which would conflict with the rights granted to EOS hereunder.

                  (d) SGI represents and warrants that it has the right to grant the licenses granted herein and that it has no knowledge of any rights of any Third-Parties that would interfere with the practice of the Licensed Patents or other SGI Technology.

                  (e) SGI represents and warrants that all Drug Conjugate Materials manufactured under SGI's authority will be in conformity with the agreed upon specifications upon delivery to EOS.

         14.2.    PERFORMANCE BY AFFILIATES.

         The Parties recognize that each may perform some or all of its obligations under this Agreement through Affiliates, PROVIDED, HOWEVER, that each Party shall remain responsible and be guarantor of the performance by its Affiliates and shall cause its Affiliates to comply with the provisions of this Agreement in connection with such performance.

ARTICLE 15 - TERM AND TERMINATION

         15.1.    TERM

         Unless earlier terminated pursuant to this Article 15, the term of this Agreement shall commence on the Effective Date and shall remain in full force and effect until the earlier of (i)

----------
[***] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

the expiration of the last to expire Option Period unless EOS exercises at least [***] ([***]) Option prior to such date; or (ii) the expiration of the last to expire Royalty Term.

         15.2.    TERMINATION BY EOS.

         EOS shall have the right, at any time in its sole discretion, to terminate this Agreement as a whole, either forthwith upon written notice to SGI if such notice is sent before the end of the Research Program Term, or by providing not less than three (3) months prior notice to SGI of such termination; PROVIDED, HOWEVER if EOS elects to terminate this Agreement as a result of an amendment to an SGI In-License as set forth in Section 7.3.1, EOS shall have to provide only thirty (30) days prior notice to SGI of such termination.

         15.3.    DISCONTINUANCE OF DEVELOPMENT EFFORTS BY EOS.

         EOS shall promptly give SGI notice if EOS intends to abandon permanently the commercial development of any Exclusive Antigen whereupon any Exclusive License with respect to such Exclusive Antigen shall automatically terminate and all rights related to the use of SGI Technology in connection with the Exclusive Antigen shall revert back to SGI.

         15.4.    TERMINATION FOR CAUSE.

         Either Party may terminate this Agreement for material breach by the other Party (the "BREACHING PARTY") of any material provision of the Agreement, if the Breaching Party has not cured such breach within ninety (90) days after notice thereof; PROVIDED, HOWEVER, that neither Party shall be deemed to be in material breach of this Agreement for purposes of a termination hereunder during any period in which a good faith dispute between the Parties exists regarding performance of breach of its obligations hereunder, and provided further, however, that in the event EOS fails to timely pay SGI the annual maintenance fees, royalty payments and milestone payments set forth in Article 7, the Research Program Fee(s) set forth in Section 3.4 or the Option Exercise Fee(s) set forth in Section 4.1.2, EOS shall have only thirty (30) days to cure such material breach.

         15.5.    TERMINATION UPON INSOLVENCY.

         Either Party may terminate this Agreement if, at any time, the other Party shall file in any court or agency pursuant to any statute or regulation of any state, country or jurisdiction, a petition in bankruptcy or insolvency or for reorganization or for an arrangement or for the appointment of a receiver or trustee of that Party or of its assets, or if such other Party proposes a written agreement of composition or extension of its debts, or if such other Party shall be served with an involuntary petition against it, filed in any insolvency proceeding, and such petition shall not be dismissed within sixty
(60) days after the filing thereof, or if such other Party shall propose or be a party to any dissolution or liquidation, or if such other Party shall make an assignment for the benefit of its creditors.

----------
[***] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

         15.6. TERMINATION OF SGI IN-LICENSES. All rights and obligations under an SGI In-License sublicensed under this Agreement shall terminate upon thirty (30) days prior written notice by SGI if EOS breaches any material provision of such SGI In-License Agreement and fails to cure such breach within such sixty (60) day period; provided, however such cure period may be extended by consent of the Parties. All rights and obligations under the [***] shall automatically terminate if EOS fails to maintain the insurance required under the [***]. All rights and obligations under an SGI In-License sublicensed under this Agreement shall terminate upon termination of such SGI In-License; subject to EOS's right, if any, under such SGI In-License to enter into a direct license with licensor upon the terms and conditions set forth in such SGI In-License.

         15.7.    EFFECT OF EXPIRATION AND TERMINATION.

                  15.7.1. Except where explicitly provided within this Agreement, termination of this Agreement for any reason, or expiration of this Agreement, with not affect any: (i) obligations, including payment of any royalties or other sums which have accrued as of the date of termination or expiration, and (ii) rights and obligations which, from the context thereof, are intended to survive termination or expiration of this Agreement, including provisions of Articles 10, 11, 12, 16 and 22, and Sections 8.2, 8.3 and 15.7, which shall survive the expiration or termination of the Agreement. Notwithstanding the foregoing, all licenses granted by SGI to EOS hereunder, including all Exclusive Licenses, will immediately terminate upon termination of this Agreement pursuant to Section 15.2 or Section 15.4 or Section 15.5.

                  15.7.2. Upon the expiration of the Royalty Term for each Exclusive Antigen pursuant to Section 15.1, SGI shall grant EOS a royalty-free, perpetual, worldwide, license to use the SGI Technology for that Exclusive Antigen.

ARTICLE 16 - INDEMNITY.

         16.1.    DIRECT INDEMNITY.

                  16.1.1. Each Party shall indemnify and hold harmless, and hereby forever releases and discharges the other Party from and against all claims, demands, liabilities, damages and expenses, including attorneys' fees and costs (collectively, the "LIABILITIES") arising out of (i) the breach of any material provision of this Agreement by the indemnifying Party (or the inaccuracy of any representation or warranty made by such Party in this Agreement), except to the extent such Liabilities resulted from the gross negligence, recklessness or willful misconduct of the other Party; or (ii) the gross negligence, recklessness or willful misconduct of the indemnifying Party.

                  16.1.2. EOS shall indemnify and hold harmless, and hereby forever releases and discharges SGI from and against all Liabilities suffered or incurred arising out of any Third-Party claims for personal injury, death or disability or any product recall to the extent caused by (a) any failure to test for or provide adequate warnings of adverse side effects to the extent such failure arises out of acts or omissions in connection with the preclinical or clinical testing of any

----------
[***] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Product, (b) any manufacturing defect in any Product or (c) any other act or omission of EOS in connection with its obligations under this Agreement; except in each case to the extent such Liabilities resulted from the gross negligence, recklessness or willful misconduct by SGI or the inaccuracy of any representation or warranty made by SGI in this Agreement.

                  16.1.3. SGI shall indemnify and hold harmless, and hereby forever releases and discharges EOS from and against all Liabilities suffered or incurred arising out of any Third-Party claims for personal injury, death or disability or any product recall to the extent caused by (a) any SGI Technology incorporated in a product other than an EOS Product, (b) any manufacturing defect in any SGI Technology, or (c) any other act or omission of SGI in connection with its obligations under this Agreement; except in each case to the extent such Liabilities resulted from the gross negligence, recklessness or willful misconduct by EOS or the inaccuracy of any representation or warranty made by EOS in this Agreement.

         16.2.    PROCEDURE.

         A Party (the "INDEMNITEE") that intends to claim indemnification under this Article 16 shall promptly provide notice to the other Party (the "INDEMNITOR") of any Liability or action in respect of which the Indemnitee intends to claim such indemnification, which notice shall include a reasonable identification of the alleged facts giving rise to such Liability, and the Indemnitor shall have the right to participate in, and, to the extent the Indemnitor so desires, jointly with any other Indemnitor similarly noticed, to assume the defense thereof with counsel selected by the Indemnitor; PROVIDED, HOWEVER, that the Indemnitee shall have the right to retain its own counsel, with the fees and expenses to be paid by the Indemnitor, if representation of such Indemnitee by the counsel retained by the Indemnitor would be inappropriate due to actual or potential differing interests between such Indemnitee and any other Party represented by such counsel in such proceedings. Any settlement of a Liability for which any Indemnitee seeks to be reimbursed, indemnified, defended or held harmless under this Article 16 shall be subject to prior consent of such Indemnitee, such consent shall be withheld unreasonably.

ARTICLE 17- FORCE MAJEURE

         No Party (or any of its Affiliates) shall be held liable or responsible to the other Party (or any of its Affiliates) nor be deemed to have defaulted under or breached the Agreement for failure or delay in fulfilling or performing any term of the Agreement when such failure or delay is caused by or results from causes beyond the reasonable control of the affected Party (or any of its Affiliates) including fire, floods, embargoes, war, acts of war (whether war be declared or not), insurrections, riots, civil commotions, acts of God or acts, or omissions or delays in acting by any governmental authority (collectively, "EVENTS OF FORCE MAJEURE"); PROVIDED, HOWEVER, that the affected Party shall exert all reasonable efforts to eliminate, cure or overcome any such Event of Force Majeure and to resume performance of its covenants with all possible speed. Notwithstanding the foregoing, to the extent that an Event of Force Majeure continues for a period in excess of six (6) months, the affected Party shall promptly notify in writing the other Party of such Event of Force Majeure and within four (4) months of the other Party's receipt of such notice, the Parties agree to negotiate in good faith either (i) to resolve the Event of Force Majeure, if possible, (ii) to extend by mutual agreement the time period to resolve, eliminate, cure or overcome such Event of Force Majeure, (iii) to amend this Agreement to the extent reasonably possible, or (iv) to terminate this Agreement.

ARTICLE 18 - ASSIGNMENT

         This Agreement may not be assigned or otherwise transferred, nor, except as expressly provided hereunder, may any right or obligations hereunder be assigned or transferred to any Third-Party by either Party without the consent of the other Party, such consent not to be unreasonably withheld; PROVIDED, HOWEVER, that either Party may, without such consent but with notification, assign this Agreement and its rights and obligations hereunder to any of its Affiliates or in connection with the transfer or sale of all or substantially all of its business, or in the event of its merger or consolidation (such merger or consolidation shall be hereinafter referred to as a "CHANGE IN CONTROL"). Any permitted assignee shall assume all rights and obligations of its assignor under this Agreement; provided, however, that an acquiror of SGI in connection with a Change of Control shall not be obligated, but shall have the right, to disclose or offer to EOS pursuant to Section 4.3 any Improvements or New Technologies owned or controlled by such acquiror prior to the Change of Control, or any Improvements or New Technologies owned or controlled by acquiror or SGI after a Change of Control; provided, however, to the extent that SGI continues to exist as a separate entity, Improvements derived from the SGI Technology will continue to be subject to the terms and conditions of this Agreement.

ARTICLE 19 - SEVERABILITY

         Each Party hereby agrees that it does not intend to violate any public policy, statutory or common laws, rules, regulations, treaty or decision of any government agency or executive body thereof of any country or community or association of countries. Should one or more provisions of this Agreement be or become invalid, the Parties hereto shall substitute, by mutual consent, valid provisions for such invalid provisions which valid provisions in their economic effect are sufficiently similar to the invalid provisions that it can be reasonably assumed that the Parties would have entered into this Agreement with such provisions.

In case such provisions cannot be agreed upon, the invalidity of one or several provisions of this Agreement shall not affect the validity of this Agreement as a whole, unless the invalid provisions are of such essential importance to this Agreement that it is to be reasonably assumed that the Parties would not have entered into this Agreement without the invalid provisions.

ARTICLE 20 - INSURANCE

         During the term of this Agreement and thereafter for the period of time required below, each Party shall maintain [***] insurance in the minimum amount of [***] and [***]; and commencing not later than [***] of the [***] and thereafter for the period of time required below, EOS shall obtain and maintain on an ongoing basis [***] in the amount of at least [***] and [***]


----------
[***] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

[***] provided that [***]. All of such insurance coverage shall be maintained with an insurance company or companies having an A.M. Best rating of "A-" or better and an aggregate deductible not to exceed [***].

         Not later than the effective date of this Agreement with respect to the [***], and not later than [***], EOS shall provide to SGI a certificate(s) evidencing all such required coverage hereunder. Thereafter EOS shall maintain such insurance coverage without interruption during the term of this Agreement and for a period of at least [***] and shall provide certificates evidencing such insurance coverage without interruption on an annual basis (by no later than the annual renewal date for such coverage) during the period of time for which such coverage must be maintained.

         EOS's insurance shall [***] on [***] insurance required hereunder and shall state that [***] shall [***] of [***] in the insurance policy.

ARTICLE 21 - EXCLUSIVITY

         [***]

ARTICLE 22 - MISCELLANEOUS

         22.1.    NOTICES.

          Any consent, notice or report required or permitted to be given or made under this Agreement by one of the Parties hereto to the other shall be in writing, delivered personally or by facsimile (and promptly confirmed by personal delivery, first class air mail or courier), first class air mail or courier, postage prepaid (where applicable), addressed to such other Party at its address indicated below, or to such other address as the addressee shall have last furnished in writing to the address or in accordance with this
Section 22.1 and (except as otherwise provided in this Agreement) shall be effective upon receipt by the addressee.

----------
[***] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

         IF TO SEATTLE GENETICS:
         22215 26th Avenue SE
         Suite 3000
         Bothell, WA 98021
         Attention:  Chief Executive Officer

         WITH COPY TO:
         Venture Law Group
         4750 Carillon Point
         Kirkland, WA  98033
         Attention: Sonya F. Erickson

         IF TO EOS BIOTECHNOLOGY:
         225A Gateway Blvd
         S. San Francisco, CA 94080
         Attention:  Chief Executive Officer

         WITH COPY TO:
         Morgan, Lewis & Bockius LLP
         1701 Market Street
         Philadelphia, PA 19103
         Attention:  Manya S. Deehr

         22.2.    APPLICABLE LAW.

         The Agreement shall be governed by and construed in accordance with the laws of the State of Washington, without regard to the conflict of law principles thereof.

         22.3.    DISPUTE RESOLUTION.

         The Parties agree that if any dispute or disagreement arises between EOS on the one hand and SGI on the other in respect of this Agreement, they shall follow the following procedure in an attempt to resolve the dispute or disagreement.

                  (a) The Party claiming that such a dispute exists shall give notice in writing ("NOTICE OF DISPUTE") to the other Party of the nature of the dispute;

                  (b) Within fourteen (14) business days of receipt of a Notice of Dispute, a nominee or nominees of EOS and a nominee or nominees of SGI shall meet in person and exchange written summaries reflecting, in reasonable detail, the nature and extent of the dispute, and at this meeting they shall use their reasonable endeavors to resolve the dispute;

                  (c) If, within a further period of fourteen (14) business days, the dispute has not been resolved, the President of SGI and the President of EOS shall meet at a mutually agreed upon time and location for the purpose of resolving such dispute;

                  (d) If, within a further period of thirty (30) business days, the dispute has not been resolved or if, for any reason, the required meeting has not been held, then the same shall be submitted by the Parties to arbitration in Seattle, Washington in accordance with the then-current commercial arbitration rules of the American Arbitration Association ("AAA") except as otherwise provided herein. The Parties shall choose, by mutual agreement, one (1) arbitrator within thirty (30) days of receipt of notice of the intent to arbitrate. If no arbitrator is appointed within the times herein provided or any extension of time that is mutually agreed upon, the AAA shall make such appointment within thirty (30) days of such failure. The judgment rendered by the arbitrator shall include costs of arbitration, reasonable attorneys' fees and reasonable costs for expert and other witnesses. Nothing in this Agreement shall be deemed as preventing either Party from seeking injunctive relief (or any other provisional remedy). If the issues in dispute involve scientific, technical or commercial matters, any arbitrator chosen hereunder shall have educational training and/or industry experience sufficient to demonstrate a reasonable level of relevant scientific, medical and industry knowledge.

                  (e) In the event of a dispute regarding any payments owing under this Agreement, all undisputed amounts shall be paid promptly when due and the balance, if any, promptly after resolution of the dispute.

         22.4.    ENTIRE AGREEMENT.

         This Agreement contains the entire understanding of the Parties with respect to the subject matter hereof. All express or implied agreements and understandings, either oral or written, heretofore made are expressly superseded by this Agreement. This Agreement may be amended, or any term hereof modified, only by a written instrument duly executed by both Parties hereto.

         22.5.    INDEPENDENT CONTRACTORS.

         SGI and EOS each acknowledge that they shall be independent contractors and that the relationship between the two Parties shall not constitute a partnership, joint venture or agency. Neither SGI nor EOS shall have the authority to make any statements, representations or commitments of any kind, or to take any action, which shall be binding on the other Party, without the prior consent of the other Party to do so.

         22.6.    AFFILIATES

         Each Party shall cause its respective Affiliates to comply fully with the provisions of this Agreement to the extent such provisions specifically relate to, or are intended to specifically relate to, such Affiliates, as though such Affiliates were expressly named as joint obligors hereunder.

         22.7.    WAIVER.

         The waiver by either Party hereto of any right hereunder or the failure to perform or of a breach by the other Party shall not be deemed a waiver of any other right hereunder or of any other breach or failure by said other Party whether of a similar nature or otherwise.

         22.8.    COUNTERPARTS.

         This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first set forth above.

                                          SEATTLE GENETICS, INC.

                                          By:      /s/ CLAY B. SIEGALL
                                                --------------------------------

                                          Name:     CLAY B. SIEGALL
                                                --------------------------------

                                          Title:   PRESIDENT AND CSO
                                                --------------------------------



                                          EOS BIOTECHNOLOGY, INC.

                                          By:      /s/ DAVID W. MARTIN, JR.
                                                --------------------------------

                                          Name:     DAVID W. MARTIN, JR.
                                                --------------------------------

                                          Title:   PRESIDENT AND CEO
                                                --------------------------------

                                   SCHEDULE A

                        DRUG CONJUGATION TECHNOLOGY FIELD

                                   SCHEDULE B

                                LICENSED PATENTS



                             EXISTING SGI TECHNOLOGY


------------------------------- ------------------------------------- ----------------- -----------------------
PATENT NO.                      DESCRIPTION                           LICENSOR          [***]
------------------------------- ------------------------------------- ----------------- -----------------------
[***]                           [***]                                 [***]             [***]
------------------------------- ------------------------------------- ----------------- -----------------------
[***]                           [***]                                 [***]             [***]
------------------------------- ------------------------------------- ----------------- -----------------------
[***]                           [***]                                 [***]             [***]
------------------------------- ------------------------------------- ----------------- -----------------------




                        IMPROVEMENTS AND NEW TECHNOLOGIES


------------------------------- ------------------------------------- ----------------- -----------------------
PATENT NO.                      DESCRIPTION                           LICENSOR          [***]
------------------------------- ------------------------------------- ----------------- -----------------------
------------------------------- ------------------------------------- ----------------- -----------------------

------------------------------- ------------------------------------- ----------------- -----------------------

------------------------------- ------------------------------------- ----------------- -----------------------




[***] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                   SCHEDULE C


                                RESEARCH ANTIGENS

                                   SCHEDULE D

                              ADC PREPARATION TERMS


PREPARATION OF ADC'S BY SGI


- EOS will provide [***] of each Antibody and any Control Antibody requested in connection with such Antibody to SGI in [***].

- SGI will produce and deliver to EOS [***] of ADC for such Antibody(ies) and Control Antibody(ies) [***].

-        SGI will not be obligated to produce ADC's [***].

- EOS will pay SGI the following amounts for preparation of ADC's for one or more [***]:

         AMOUNT($)                  ANTIBODIES (#)

         [***]                      [***]

         [***]                      [***]

         [***]                      [***]

         [***]                      [***]

-        EOS may [***].

-        EOS will pay SGI the following amounts [***]:

         For the toxin and selected linker preparation, SGI will charge [***]. In addition, EOS will pay the following amount [***]:

                           [***] of ADC
                           [***] of ADC

-        SGI will produce ADCs that [***]

-        SGI's obligations to prepare ADCs hereunder [***]




[***] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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                                   SCHEDULE E

                                 SGI IN-LICENSES